Exhibit 10.4




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                            STOCK PURCHASE AGREEMENT
                      AND INVESTMENT REPRESENTATION LETTER



Board of Directors of
Tamboril Cigar Company
100 Caster Avenue
Vaughan, Ontario, Canada L4L 5Y9

Gentlemen,

         This Stock Purchase Agreement and Investment Representation Letter embodies all of the terms of a proposed transaction whereby John L. Petersen and Sally A. Fonner, (the "Sellers") individuals who both directors and principal stockholders of Tamboril Cigar Company, a Delaware corporation ("Tamboril"), will sell 20,000,000 shares of the Common Stock of Tamboril to C and T Co. Incorporated, of Vaughan, Ontario Canada (the "Purchaser") for an aggregate purchase price of $200,000. The Purchaser acknowledges that the shares of Common Stock to be purchased under the terms of this agreement are restricted securities that are beneficially owned by the Sellers and that none of the consideration to be paid in connection with the transactions contemplated hereby will be paid to any person other than the Sellers.

         For value received, the Sellers agree to sell 20,000,000 shares of the fully paid and nonassessable Common Stock of Tamboril to the Purchaser for a total purchase price of $200,000. The foregoing sale shall be completed upon the execution of this Agreement and the payment of the sum of $200,000 to the Seller by cash, bank wire transfer or other form of payment acceptable to the Seller.

         As an inducement to Tamboril, the Purchaser hereby makes the following express representations and warranties which may be relied upon by Tamboril, its officers, directors and assigns.

 (1) The Purchaser understands and acknowledges that the shares of common stock held by the Sellers are restricted securities, which may not be sold, transferred, hypothecated or otherwise disposed of without the consent of Tamboril.

 (2) With respect to offering materials, the Purchaser hereby represents and warrants that it:

     (a) has been given the opportunity to ask questions of and receive answers from the officers and directors of the Tamboril with respect to the Common Stock, the business of the Company and any other matters that it considered material to its investment decision and all such questions have been answered to its full satisfaction;

     (b) has been given the opportunity to review all of the files and business records of Tamboril including the articles of incorporation, by-laws, documents defining the rights of security holders, material contracts, and financial statements;

     (c) is purchasing the Common Stock without being furnished any offering literature or prospectus and has not relied on any information or representation other than those set forth in the documents as have been provided by the officers and directors of Tamboril pursuant to a specific question or request for additional information; and

     (e) has not been presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.

 (3) With respect to his investor suitability, the Purchaser hereby represents and warrants that it:

     (a) is an "Accredited Investor" as that term is defined in Securities and Exchange Commission Regulation D, promulgated under the Securities Act of 1933, as amended

     (b) is capable of bearing the high degree of economic risk associated with this investment including, but not limited to, the possibility of complete loss of its capital;

     (c) can protect his own interests in an investment of this nature and does not have a "Purchaser Representative," as that term is defined in Regulation D of the Securities Act and does not need such a Representative.

 (4) With respecting to investment liquidity, the Purchaser hereby represents and warrants that it:

     (a) has been advised that the Common Stock has not been registered under the Securities Act of 1933;

     (b) understands that Tamboril will issue stop transfer instructions to its transfer agent with respect to the Common Stock and intends to place the following restrictive legend, or a legend similar thereto, on each certificate representing the Common Stock:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO A TRANSACTION EFFECTED IN RELIANCE UPON SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND HAVE NOT BEEN THE SUBJECT OF A REGISTRATION STATEMENT UNDER THE ACT OR ANY STATE SECURITIES ACT. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR APPLICABLE EXEMPTION THEREFROM UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES ACT."

 (5) In the event a dispute between the parties hereto arises out of, in connection with, or with respect to this Stock Purchase Agreement and Investment Representation Letter, or any breach thereof, such dispute shall, on the written request of one party delivered to the other party, be submitted to and settled by arbitration in Toronto, Ontario, Canada in accordance with the Arbitrations Act (Ontario) then in effect. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

 (6) All notices or other communications which are, or may be, required or permitted to be given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

         IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement and Investment Representation Letter in the City of Vaughan, Ontario, Canada on this 9th day of January 2004

SELLER                                                    PURCHASER


            /s/                                                 /s/

John L. Pete4rsen, Individually and as          By Igor Filipenko, president
attorney-in-fact for Sally A. Fonner